                                                  ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND  ASSUMPTION  AGREEMENT,  dated June 29, 2006,  between  Residential  Funding  Corporation,  a Delaware corporation (“RFC”), and Residential Accredit Loans, Inc., a Delaware corporation (the “Company”).

Recitals

                  A. RFC has  entered  into  contracts  (“Seller  Contracts”)  with  various  seller/servicers,  pursuant to which such seller/servicers sell to RFC mortgage loans.

                  B. The Company wishes to purchase from RFC certain  Mortgage Loans (as  hereinafter  defined) sold to RFC pursuant to the Seller Contracts.

                  C. The Company, RFC, as master servicer,  and Deutsche Bank Trust Company Americas,  as trustee (the “Trustee”),  are entering  into a Series  Supplement,  dated as of June 1, 2006  (the  “Series  Supplement”),  and the  Standard  Terms of  Pooling  and
Servicing Agreement,  dated as of March 1, 2006 (collectively,  the “Pooling and Servicing  Agreement”),  pursuant to which the Company proposes to issue Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-QA5 (the “Certificates”)  consisting of twenty-seven classes designated as Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1,  Class II-A-2,  Class I-M-1, Class I-M-2, Class I-M-3, Class
I-M-4, Class I-M-5, Class I-M-6, Class I-M-7, Class I-M-8, Class I-M-9, Class II-M-1,  Class II-M-2,  Class II-M-3, Class II-B-1, Class
II-B-2,  Class II-B-3,  Class I-R-I,  Class I-R-II,  Class I-R-III,  Class II-R-I,  Class I-SB,  Class I-P and Class II-P  Certificates
representing  beneficial  ownership  interests in a trust fund consisting  primarily of a pool of mortgage loans  identified in Exhibit
One to the Series Supplement (the “Mortgage Loans”).
                  D. In  connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC a de minimis  portion of the Class I-R-I, Class I-R-II, Class I-R-III and Class II-R-I Certificates.
                  E. In connection  with the purchase of the Mortgage  Loans and the issuance of the  Certificates,  RFC wishes to make certain representations and warranties to the Company.

                  F. The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

                  NOW  THEREFORE,  in  consideration  of the  recitals  and the mutual  promises  herein  and other  good and  valuable consideration, the parties agree as follows:

                  1. All  capitalized  terms used but not defined  herein shall have the meanings  assigned  thereto in the Pooling and
Servicing Agreement.

         2.  Concurrently  with the  execution  and delivery  hereof,  RFC hereby  assigns to the Company  without  recourse all of its right, title and interest in and to the Mortgage Loans,  including all interest and principal,  and with respect to the Sharia Mortgage
Loans,  all amounts in respect of profit  payments and  acquisition  payments,  received on or with respect to the Mortgage Loans after
June 1, 2006 (other than payments of principal and interest,  and with respect to the Sharia Mortgage Loans,  all amounts in respect of profit payments and acquisition  payments due on the Mortgage Loans on or before June 30, 2006). In  consideration  of such assignment,
RFC or its designee will receive from the Company in immediately  available funds an amount equal to  $711,323,806.34  and a de minimis portion of each class of the Class  I-R-I,  Class  I-R-II,  Class  I-R-III  and Class  II-R-I  Certificates.  In  connection  with such assignment  and at the Company’s  direction,  RFC has in respect of each  Mortgage Loan endorsed the related  Mortgage Note (other than any  Destroyed  Mortgage  Note) to the order of the Trustee and  delivered  an  assignment  of  mortgage  or  security  instrument,  as applicable, in recordable form to the Trustee or its agent.

         RFC and the Company  agree that the sale of each  Pledged  Asset Loan  pursuant to this  Agreement  will also  constitute  the assignment,  sale,  setting-over,  transfer  and  conveyance  to the  Company,  without  recourse  (but  subject  to  RFC’s  covenants, representations  and warranties  specifically  provided herein), of all of RFC’s obligations and all of RFC’s right, title and interest in, to and under,  whether now  existing or hereafter  acquired as owner of such Pledged  Asset Loan with respect to any and all money, securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts, certificates  of deposit,  commodities  contracts,  and other  investment  property and other  property of whatever kind or description consisting of, arising from or related,  (i) the Credit Support Pledge Agreement,  the Funding and Pledge Agreement among the Mortgagor or other Person  pledging the related  Pledged  Assets (the  “Customer”),  Combined  Collateral  LLC and  National  Financial  Services
Corporation,  and the Additional Collateral Agreement between GMAC Mortgage Corporation and the Customer  (collectively,  the “Assigned
Contracts”),  (ii) all rights,  powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection with the Assigned
Contracts,  whether arising under the terms of such Assigned  Contracts,  by statute,  at law or in equity, or otherwise arising out of any default by the  Mortgagor  under or in  connection  with the Assigned  Contracts,  including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice,  consent,  approval or waiver  thereunder,  (iii) the
Pledged Amounts and all money, securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments, documents,  deposit  accounts,  certificates of deposit,  commodities  contracts,  and other investment  property and other property of whatever kind or description and all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion rights, rights to subscribe,  liquidation dividends or preferences,  stock dividends, rights to interest, dividends,  earnings, income, rents,  issues,  profits,  interest  payments or other  distributions of cash or other property that secures a Pledged Asset Loan, (iv)
all documents,  books and records concerning the foregoing (including all computer programs,  tapes, disks and related items containing any such  information)  and (v) all insurance  proceeds  (including  proceeds from the Federal  Deposit  Insurance  Corporation  or the
Securities  Investor  Protection  Corporation  or any other  insurance  company) of any of the  foregoing  or  replacements  thereof or substitutions  therefor,  proceeds of proceeds and the conversion,  voluntary or involuntary,  of any thereof.  The foregoing transfer, sale,  assignment  and conveyance  does not constitute and is not intended to result in the creation,  or an assumption by the Company, of any  obligation of RFC, or any other Person in  connection  with the Pledged  Assets or under any  agreement or instrument  relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and  interest in and to the
Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage  Loans by RFC to the Company.  It is, further,  not intended that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation of RFC.  Nonetheless,  (a) this Agreement is intended to be and hereby is a security  agreement within the meaning of
Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of any other applicable  jurisdiction;  (b)
the  conveyance  provided  for in this  Section  shall be deemed to be,  and  hereby  is, a grant by RFC to the  Company  of a security interest  in all of  RFC’s  right,  title  and  interest,  whether  now  owned or  hereafter  acquired,  in and to any and all  general intangibles,  payment intangibles,  accounts, chattel paper, instruments,  documents, money, deposit accounts, certificates of deposit, goods,  letters of credit,  advices of credit and investment  property consisting of, arising from or relating to any of the following:
(A) the  Mortgage  Loans,  including  (i) with  respect to each  Cooperative  Loan,  the related  Mortgage  Note,  Security  Agreement,
Assignment of Proprietary Lease,  Cooperative Stock  Certificate,  Cooperative Lease, any insurance policies and all other documents in the related  Mortgage File,  (ii) with  respect to each Sharia  Mortgage Loan,  the related Sharia  Mortgage Loan Security  Instrument,
Sharia  Mortgage Loan  Co-Ownership  Agreement,  Obligation to Pay,  Assignment  Agreement  and Amendment of Security  Instrument,  any
insurance  policies and all other  documents in the related  Mortgage  File and (iii) with respect to each  Mortgage  Loan other than a
Cooperative  Loan or a Sharia Mortgage Loan, the related  Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all  proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash,  instruments,  securities or other property,  including  without  limitation  all amounts from time to time held or invested in the  Certificate  Account or the Custodial
Account,  whether in the form of cash,  instruments,  securities or other property; (c) the possession by the Trustee, the Custodian or any other  agent of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods,  deposit accounts,  letters of credit,  advices of credit,  investment property or chattel paper shall be deemed to be  “possession  by the secured  party,” or possession  by a purchaser or a person  designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota  Uniform  Commercial Code and the Uniform  Commercial
Code  of  any  other  applicable  jurisdiction  (including,  without  limitation,   Sections  8-106,  9-313  and  9-106  thereof);  and
(d) notifications to persons holding such property, and acknowledgments,  receipts or confirmations from persons holding such property, shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents of, or persons  holding for, (as applicable)  the Trustee for the purpose of perfecting  such security  interest under  applicable law.
RFC shall,  to the extent  consistent with this  Agreement,  take such  reasonable  actions as may be necessary to ensure that, if this
Agreement were determined to create a security  interest in the Mortgage Loans and the other property  described  above,  such security interest  would be determined to be a perfected  security  interest of first  priority  under  applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  RFC shall prepare and deliver to the
Company not less than 15 days prior to any filing  date,  and the Company  shall  file,  or shall cause to be filed,  at the expense of
RFC, all filings  necessary to maintain the  effectiveness  of any original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company’s  security interest in or lien on the Mortgage Loans,  including without  limitation
(x) continuation  statements,  and (y) such  other  statements as may be  occasioned  by (1) any  change of name of RFC or the Company,
(2) any change of location of the state of formation,  place of business or the chief executive  office of RFC, or (3) any  transfer of any interest of RFC in any Mortgage Loan.

                  Notwithstanding  the  foregoing,  (i) the Master  Servicer  shall retain all  servicing  rights  (including,  without limitation,  primary  servicing  and master  servicing)  relating to or arising out of the  Mortgage  Loans,  and all rights to receive servicing  fees,  servicing  income and other  payments made as  compensation  for such  servicing  granted to it under the Pooling and
Servicing  Agreement  pursuant to the terms and  conditions  set forth  therein  (collectively,  the  “Servicing  Rights”) and (ii) the
Servicing  Rights are not included in the  collateral in which RFC grants a security  interest  pursuant to the  immediately  preceding paragraph.

                  3.  Concurrently  with the execution and delivery  hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to a de minimis portion of the Class R Certificates as part of the  consideration  payable to RFC by the Company pursuant to this Agreement.

                  4. RFC  represents  and  warrants to the Company that on the date of  execution  hereof (or, if  otherwise  specified below, as of the date so specified):

                  (a)      The information set forth in Exhibit One to the Series  Supplement with respect to each Mortgage Loan or the
Mortgage  Loans,  as the case may be,  is true and  correct  in all  material  respects,  at the date or dates  respecting  which  such information is furnished;

                  (b)      Except in the case of  approximately  0.1% of the aggregate  principal  balance of the Mortgage Loans,  each
Mortgage Loan is required to be covered by a standard hazard insurance  policy.  Of the remaining  Mortgage Loans,  eExcept in the case of  approximately  0.2% of the aggregate  principal  balance of the Mortgage Loans,  each Mortgage Loan with a  Loan-to-Value  Ratio at origination  in excess of 80% will be insured by a Primary  Insurance  Policy  covering  at least 35% of the  principal  balance of the
Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  at least 30% of the principal  balance of the
Mortgage  Loan at  origination  if the  Loan-to-Value  Ratio  is  between  95.00%  and  90.01%,  at  least  25% of the  balance  if the
Loan-to-Value  Ratio is between  90.00% and 85.01% and at least 12% of the  balance if the  Loan-to-Value  Ratio is between  85.00% and
80.01%.  To the best of the  Company’s  knowledge,  each such Primary  Insurance  Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

                  (c)      Each Primary  Insurance  Policy insures the named insured and its successors and assigns,  and the issuer of the Primary Insurance Policy is an insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

                  (d)      Immediately  prior to the  assignment of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance  or security  interest  (other than rights to servicing  and related  compensation  and,  with  respect to certain  Mortgage  Loans,  the  monthly  payment due on the first Due Date following  the Cut-off  Date),  and no action has been taken or failed to be taken by RFC that would  materially  adversely  affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

                  (e)      No Mortgage Loan was 30 or more days  delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

                  (f)      Subject to clause (e) above as respects delinquencies,  there is no default,  breach,  violation or event of acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and expiration of any grace or cure period, would  constitute  a  default,  breach,  violation  or  event of  acceleration,  and no such  default,  breach,  violation  or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

                  (g)      There is no delinquent tax or assessment lien against any Mortgaged Property;

                  (h)      No Mortgagor has any right of offset,  defense or counterclaim  as to the related  Mortgage Note or Mortgage except as may be provided  under the  Servicemembers  Civil Relief Act,  formerly  known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended, and except with respect to any buydown agreement for a Buydown Mortgage Loan;

                  (i)      There are no mechanics’ liens or claims for work, labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the  related  Mortgage,  except  such liens that are insured or  indemnified against by a title insurance policy described under clause (aa) below;

                  (j)      Each Mortgaged  Property is free of damage and in good repair and no notice of  condemnation  has been given with respect  thereto and RFC knows of nothing  involving  any  Mortgaged  Property  that could  reasonably  be expected to  materially adversely affect the value or marketability of any Mortgaged Property;

                  (k)      Each Mortgage Loan at the time it was made complied in all material respects with applicable  local,  state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

                  (l)      Each Mortgage  contains  customary and  enforceable  provisions  which render the rights and remedies of the holder adequate to realize the benefits of the security  against the Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust,  by  trustee’s  sale,  (ii) by summary  foreclosure,  if available  under  applicable  law, and (iii)  otherwise by foreclosure,  and there is no homestead or other  exemption  available to the Mortgagor that would interfere with such right to sell at a trustee’s  sale or right to  foreclosure,  subject in each case to  applicable  federal and state laws and judicial  precedents  with respect to bankruptcy and right of redemption;

                  (m)      With respect to each Mortgage that is a deed of trust,  a trustee duly  qualified  under  applicable  law to serve as such is properly named,  designated and serving,  and except in connection with a trustee’s sale after default by a Mortgagor, no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

                  (n)      The Mortgage Loans are hybrid adjustable-rate,  fully-amortizing,  first lien mortgage loans having terms to maturity of not more than 30 years from the date of origination or modification  with monthly  payments due, with respect to a majority of the Mortgage Loans,  on the first day of each month;

                  (o)      No Mortgage Loan provides for deferred interest or negative amortization;

                  (p)      If any of the Mortgage Loans are secured by a leasehold  interest,  with respect to each leasehold interest:
the use of leasehold estates for residential  properties is an accepted  practice in the area where the related  Mortgaged  Property is located;  residential  property in such area consisting of leasehold estates is readily marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full force and effect and is not subject to any prior lien or  encumbrance  by which the leasehold  could be terminated  or subject to any charge or penalty;  and the remaining  term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

                  (q)      Each  Assigned  Contract  relating to each Pledged  Asset Loan is a valid,  binding and legally  enforceable obligation of the parties  thereto,  enforceable in accordance with their terms,  except as limited by bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor’s rights;

                  (r)      The Assignor is the holder of all of the right,  title and  interest as owner of each Pledged  Asset Loan in and to each of the Assigned Contracts  delivered and sold to the Company hereunder,  and the assignment hereof by RFC validly transfers such right,  title and interest to the Company free and clear of any pledge,  lien, or security  interest or other  encumbrance  of any
Person;

                  (s)      The full amount of the Pledged  Amount with respect to such Pledged Asset Loan has been  deposited  with the custodian under the Credit Support Pledge Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

                  (t)      RFC is a member of MERS, in good  standing,  and current in payment of all fees and  assessments  imposed by
MERS,  and has complied  with all rules and  procedures  of MERS in  connection  with its  assignment to the Trustee as assignee of the
Depositor of the Mortgage relating to each Mortgage Loan that is registered with MERS,  including,  among other things,  that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS® System;

                  (u)      No  instrument  of release  or waiver has been  executed  in  connection  with the  Mortgage  Loans,  and no
Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

                  (v)      With respect to each Mortgage Loan,  either (i) the Mortgage Loan is assumable  pursuant to the terms of the
Mortgage Note, or (ii) the Mortgage Loan contains a customary  provision for the  acceleration  of the payment of the unpaid  principal balance  of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold  without  the prior  consent  of the  mortgagee thereunder;

                  (w)      The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement  for future  advances thereunder  and any and all  requirements  as to  completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds therefor  (including any escrow funds held to make Monthly Payments  pending  completion of such  improvements)  have been complied with.  All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

                  (x)      Except with respect to approximately  0.9% of the Mortgage Loans, the appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

                  (y)      To the best of RFC’s knowledge,  any escrow  arrangements  established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

                  (z)      Each Mortgage Loan was  originated (1) by a savings and loan  association,  savings bank,  commercial  bank, credit union,  insurance  company or similar  institution  that is supervised  and examined by a federal or state  authority,  (2) by a mortgagee  approved by the  Secretary  of HUD pursuant to Sections  203 and 211 of the  National  Housing Act, as amended,  or (3) by a mortgage broker or correspondent  lender in a manner such that the Certificates  would qualify as “mortgage related  securities” within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

                  (aa)     All  improvements  which were considered in determining the Appraised Value of the Mortgaged  Properties lie
wholly  within the  boundaries  and the  building  restriction  lines of the  Mortgaged  Properties,  or the policy of title  insurance affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

                  (bb)     Each Mortgage Note and Mortgage  constitutes a legal, valid and binding  obligation of the borrower,  or the consumer  in the case of the Sharia  Mortgage  Loans,  enforceable  in  accordance  with its terms  except as  limited  by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor’s rights;

                  (cc)     None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

                  (dd)     None of the  Mortgage  Loans are loans that , under  applicable  state or local law in effect at the time of origination  of such loan,  are  referred to as (1) "high cost" or  "covered"  loans or (2) any other  similar  designation  if the law imposes greater  restrictions or additional  legal  liability for  residential  mortgage loans with high interest rates,  points and/or fees;

                  (ee)     None of the Mortgage Loans secured by a property  located in the State of Georgia was originated on or after
October 1, 2002 and before March 7, 2003;

                  (ff)     No Mortgage Loan is a High Cost Loan or Covered  Loan, as applicable  (as such terms are defined in the then current  Standard & Poor’s LEVELS®  Glossary  which is now Version 5.6 Revised,  Appendix E (attached  hereto as Exhibit A));  [proviso relating to Mortgage Loans in Kansas and West Virginia intentionally omitted]

                  (gg)     With  respect to each  Sharia  Mortgage  Loan,  mortgage  pass-through  certificates  or notes  representing interests in mortgage loans that are in all material  respects of the same type as the Mortgage  Loans,  and which are structured to be permissible  under Islamic law utilizing a declining  balance  co-ownership  structure,  have been,  for at least one year prior to the date hereof,  (a) held by investors other than employee benefit plans, and (b) rated at least BBB- or Baa3, as applicable,  by a Rating
Agency; and

                  (hh)     No fraud or misrepresentation has taken place in connection with the origination of any Mortgage Loan.

         RFC shall  provide  written  notice  to GMAC  Mortgage  Corporation  of the sale of each  Pledged  Asset  Loan to the  Company hereunder and by the Company to the Trustee under the Pooling and Servicing  Agreement,  and shall  maintain the Schedule of Additional
Owner  Mortgage Loans (as defined in the Credit Support  Pledge  Agreement),  showing the Trustee as the Additional  Owner of each such
Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company or the  Trustee of a breach of the  foregoing  representations  and warranties in respect of any Mortgage Loan which  materially and adversely  affects the interests of any holders of the Certificates or of the Company in such Mortgage Loan or upon the  occurrence of a Repurchase  Event  (hereinafter  defined),  notice of which breach or occurrence  shall be given to the  Company  by RFC,  if it  discovers  the same,  RFC shall,  within 90 days  after the  earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, either (i) purchase such Mortgage Loan from the Trustee or the Company,  as the case may be, at a price equal to the Purchase  Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of representation  and warranty that gave rise to the obligation to repurchase  or  substitute a Mortgage  Loan pursuant to this Section 4 was the  representation  and warranty set forth in clause (k) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies provided in the preceding  sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the Trust Fund, and that directly  resulted from such breach,  or if incurred and paid by the Trust Fund thereafter,  concurrently with such payment.

                  5. With respect to each Mortgage Loan, a first lien repurchase event  (“Repurchase  Event”) shall have occurred if it is discovered that, as of the date thereof,  the related Mortgage was not a valid first lien on the related Mortgaged  Property subject only to (i) the lien of real property taxes and assessments  not yet due and payable,  (ii) covenants,  conditions,  and  restrictions, rights of way,  easements and other matters of public  record as of the date of recording of such Mortgage and such  permissible  title exceptions  as are listed in the Program  Guide and (iii) other  matters to which like  properties  are commonly  subject  which do not materially  adversely affect the value, use,  enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any
Mortgage  Loan as to which the Company  delivers to the Trustee or the  Custodian an affidavit  certifying  that the original  Mortgage
Note has been lost or  destroyed,  if such  Mortgage  Loan  subsequently  is in default and the  enforcement  thereof or of the related
Mortgage is materially  adversely  affected by the absence of the original  Mortgage  Note, a Repurchase  Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

                  6. This  Agreement  shall  inure to the  benefit  of and be binding  upon the  parties  hereto  and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

                  IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                                          RESIDENTIAL FUNDING CORPORATION

                                                          By: ___/s/ Christopher Martinez_________
                                                              Name: Christopher Martinez
                                                              Title:   Associate

                                                          RESIDENTIAL ACCREDIT LOANS, INC.

                                                          By:___/s/ Tim Jacobson__________________
                                                              Name: Tim Jacobson
                                                              Title:    Vice President

                                                               EXHIBIT A

                                           APPENDIX E OF THE STANDARD & POOR’S GLOSSARY FOR
                                             FILE FORMAT FOR LEVELS® VERSION 5.6b REVISED

                                                                                                                 REVISED April 18, 2006

         APPENDIX E - Standard & Poor’s Predatory Lending Categories

         Standard & Poor’s has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor’s High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered
High Cost by the industry.

         Standard & Poor’s High Cost Loan Categorization

---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                              Category under
                                            Name of Anti-Predatory Lending                   Applicable Anti-
       State/Jurisdiction                         Law/Effective Date                      Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Arkansas                           Arkansas Home Loan Protection Act,                High Cost Home Loan
                                   Ark. Code Ann. §§ 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun.                 Covered Loan
                                   Code §§ 757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Colorado                           Consumer Equity Protection, Colo. Stat.           Covered Loan
                                   Ann. §§ 5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Connecticut                        Connecticut Abusive Home Loan                     High Cost Home Loan
                                   Lending Practices Act, Conn. Gen. Stat.
                                   §§ 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
District of Columbia               Home Loan Protection Act, D.C. Code               Covered Loan
                                   §§ 26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Florida                            Fair Lending Act, Fla. Stat. Ann. §§              High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia as amended                 Georgia Fair Lending Act, Ga. Code                High Cost Home Loan
(Mar. 7, 2003 - current)           Ann. §§ 7-6A-1 et seq.

                                   Effective for loans closed on or after
                                   March 7, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
HOEPA Section 32                   Home Ownership and Equity Protection              High Cost Loan
                                   Act of 1994, 15 U.S.C. § 1639, 12
                                   C.F.R. §§ 226.32 and 226.34

                                   Effective October 1, 1995, amendments
                                   October 1, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Illinois                           High Risk Home Loan Act, Ill. Comp.               High Risk Home Loan
                                   Stat. tit. 815, §§ 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential
                                   Mortgage License Act effective from May 14,
                                   2001)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kansas                             Consumer Credit Code, Kan. Stat. Ann.             High Loan to Value Consumer
                                   §§ 16a-1-101 et seq.                              Loan (id. § 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999;
                                   Section 16a-3-308a became effective July 1, 1999
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
                                                                                     High APR Consumer Loan (id. §
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Kentucky                           2003 KY H.B. 287 - High Cost Home                 High Cost Home Loan
                                   Loan Act, Ky. Rev. Stat. §§ 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-          High Rate High Fee Mortgage
                                   A, §§ 8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§                High Cost Home Loan
                                   32.00 et seq. and 209 C.M.R. §§ 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Nevada                             Assembly Bill No. 284, Nev. Rev. Stat.            Home Loan
                                   §§ 598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------

---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                High Cost Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev.               High Cost Home Loan
                                   Stat. §§ 58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised
                                   as of February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New York                           N.Y. Banking Law Article 6-1                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High              High Cost Home Loan
                                   Cost Home Loans, N.C. Gen. Stat. §§ 24-1.1E et
                                   seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                  Law/Effective Date                         Applicable Anti-
                                                                                          Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and                      High Cost Home Loan
                                   Consumer Home Loans Act, S.C. Code
                                   Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan Act
                                   Broker and Servicer Act, W.                       Loan
                                   Va. Code Ann. §§ 31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- ---------------------------------

         Standard & Poor’s Covered Loan Categorization

---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                                                             Applicable Anti-
                                                  Law/Effective Date                      Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Covered Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Covered Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B 22 et
                                   seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

         Standard & Poor’s Home Loan Categorization

---------------------------------- ------------------------------------------------- ---------------------------------
       State/Jurisdiction                   Name of Anti-Predatory Lending                    Category under
                                                                                             Applicable Anti-
                                                  Law/Effective Date                      Predatory Lending Law
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
Georgia (Oct. 1, 2002 -            Georgia Fair Lending Act, Ga. Code                Home Loan
Mar. 6, 2003)                      Ann. §§ 7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Jersey                         New Jersey Home Ownership Security                Home Loan
                                   Act of 2002, N.J. Rev. Stat. §§ 46:10B- 22 et
                                   seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§
                                   24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- ---------------------------------
---------------------------------- ------------------------------------------------- ---------------------------------
South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- ---------------------------------

                                                               EXHIBIT B

                                                     (PREPAYMENT CHARGE SCHEDULE)